Non-cash transactions (Tables)	12 Months Ended
Dec. 31, 2022
Non-cash Transactions
Schedule of non cash transactions

	2022	2021	2020

Oivia's acquisition - share consideration	36,671	-	-
Contingent share award termination (note 10b)	355,573	-	-
Easynvest acquisition - share consideration	-	271,229	-
Conversion of senior preferred shares into equity	-	400,915	-
Spin Pay acquisition - share consideration	-	6,346	-